Shareholders' Equity - Summary of Net (Loss) Income Per Share (Detail) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Mar. 31, 2022	Mar. 31, 2021	Mar. 31, 2020
Statement of Stockholders' Equity [Abstract]
Net income (loss) attributable to Taro	$ 58,266	$ (386,653)	$ 244,241
Basic and diluted weighted average number of common shares outstanding	37,641,087	38,209,726	38,460,056
Basic and diluted EPS	$ 1.55	$ (10.12)	$ 6.35